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FOCUSED EQUITY FUND



      The  Securities  and Exchange  Commission  has not approved or disapproved
these  securities  or  passed  upon  the  adequacy  of  this   prospectus.   Any
representation to the contrary is a criminal offense.

                  The date of this prospectus is March 8, 1999.

                                    Contents

OVERVIEW OF THE FOCUSED EQUITY FUND

/ /       What is the Focused Equity Fund?
          / / / /       Objective
          / / / /       Primary Investment Strategies
          / / / /       Primary Risks
/ /       Who should consider buying the Focused Equity Fund?
/ /       What about performance?
/ /       What are the fees and expenses of the Focused Equity Fund?

THE FOCUSED EQUITY FUND IN DETAIL

/ / What are the Focused Equity Fund's objective, principal investment strategies and principal risks?
/ /       Who manages the Focused Equity Fund?


BUYING AND SELLING SHARES

/ /       How and when does the Fund price its shares?
/ /       How do I buy shares?
/ /       Which class of shares is best for me?
/ /       How do I sell shares?
/ /       Can I exchange my shares for the shares of other First Investors
          Funds?

ACCOUNT POLICIES

/ /       What about dividends and capital gain distributions?
/ /       What about taxes?
/ / How do I obtain a complete explanation of all account privileges and policies?

APPENDIX


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


                       OVERVIEW OF THE FOCUSED EQUITY FUND

                        What is the Focused Equity Fund?



Objective:  The Fund seeks capital appreciation.

Primary
Investment
Strategies: The Fund seeks to achieve its  objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

Primary
Risks: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

            AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

               Who should consider buying the Focused Equity Fund?

            The Focused Equity Fund can be used to "round out" an investment portfolio which already contains a core stock fund holding, such as a blue chip fund or a growth and income fund. It may be appropriate for you if you:

            o  Are seeking significant growth of capital,
            o Understand and are willing to accept significant stock market volatility,


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

            o Are willing to take high risk on the money you invest in the Fund, and
            o Have a long-term investment horizon and are able to ride out market cycles.

            You should keep in mind that the Focused Equity Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio and benefit when bonds and money market instruments outperform stocks. Of course, even a diversified investment program can result in a loss.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history. However, the Fund has investment objectives and policies that are substantially similar to those of another fund managed by the Fund's investment subadviser, Arnhold and S. Bleichroeder, Inc. ("ASB" or "Subadviser"). The other fund is an unregistered, offshore fund named First Eagle Fund N.V. See the Appendix for information about the performance of this similar fund.

           What are the fees and expenses of the Focused Equity Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                       CLASS A     CLASS B
                                                       SHARES      SHARES
                                                       -------     -------

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price).............      6.25%       None

Maximum deferred sales charge (load)
 (as a percentage of the lower of purchase
 price or redemption price)......................      None*       4%**



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


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
assets)


                                                                        TOTAL
                                        DISTRIBUTION                    ANNUAL
                                         AND SERVICE                    FUND
                         MANAGEMENT        (12B-1)       OTHER          OPERATING     EXPENSE        NET
                            FEES           FEES(1)   EXPENSES(2),(3)    EXPENSES    ASSUMPTION(3)    EXPENSES
                            ----           -------   ---------------    ---------   -------------    --------
Class A
Shares .........            0.75%           0.30%         0.95%            2.00%       0.25%           1.75%
Class B
Shares..........            0.75            1.00          0.95             2.70        0.25            2.45


* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
** 4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) Because the Fund had no operating history when this prospectus was printed, these expenses are based on estimated amounts for the current fiscal year.
(3) The Adviser has contractually agreed with the Fund to assume Other Expenses in excess of .70% during the Fund's first fiscal year (ending September 30,
    1999), provided that the Adviser may recover such assumed expenses within the following three years as long as the total expenses of the Fund do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% of the average daily net assets on Class B shares or any lower expense limitation to which the Adviser agrees. Other Expenses include organizational expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


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


                                        ONE YEAR       THREE YEARS
                                        --------       -----------

If you redeem your shares:
Class A shares                            $792            $1,191
Class B Shares                             648             1,115

If you do not redeem your shares:

Class A shares                            $792            $1,191
Class B Shares                             248               815


                        THE FOCUSED EQUITY FUND IN DETAIL

What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two to five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of owning the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. Accordingly, an investment in the Fund may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                      Who manages the Focused Equity Fund?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 52 mutual funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations, except that the investment subadviser determines the Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to and including $300 million; 0.72% of the average daily net assets in excess of $300 million up to and including $500 million; 0.69% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.66% of the average daily net assets over $750 million. This fee will be computed daily and paid monthly.

FIMCO and the Fund have retained Arnhold and S. Bleichroeder, Inc. as the Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Directors, ASB has discretionary trading authority over all of the Fund's assets. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of December 31, 1998, ASB and its affiliates held investment management authority with respect to more than $3 billion of domestic and international assets. For its subadvisory services, FIMCO will pay ASB an annualized fee.

The Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

In addition to the investment risks of the Year 2000 which are discussed above, the ability of FIMCO, ASB and their affiliates to price the Fund's shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, ASB and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Fund. FIMCO and its affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

                              How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, NJ office by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.


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

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                      Class A Shares

Your investment              Sales Charge as a percentage of
                             -------------------------------
                         offering price      net amount invested

Less than $25,000            6.25%                6.67%
$25,000-$49,999              5.75                 6.10
$50,000-$99,999              5.50                 5.82
$100,000-$249,999            4.50                 4.71
$250,000-$499,999            3.50                 3.63
$500,000-$999,999            2.50                 2.56
$1,000,000 or more           0*                   0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


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

                                       Class B Shares

                                                CDSC as a Percentage of Purchase
        Year of Redemption                         Price or NAV at Redemption
        ------------------                         --------------------------

        Within the 1st or 2nd year......                    4%
        Within the 3rd or 4th year......                    3
        In the 5th year.................                    2
        In the 6th year.................                    1
        Within the 7th year and 8th year                    0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or other distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to .30% on Class A shares and 1.00% on Class B shares. No more than .25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

    o  Contacting your Representative who will place a redemption order for you;

    o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

    o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

    o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income and capital gains, the Fund will declare and pay dividends from its net investment income and any realized capital gains on an annual basis, usually at the end of its fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will only be paid in additional shares of that class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends and capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) paid by the Fund are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gain, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                                                                        APPENDIX
                                                                        --------




                PERFORMANCE OF SIMILAR FUND MANAGED BY SUBADVISER


At the time this prospectus was printed, the Fund had no operating history. However, the Fund has an investment objective, policies and strategies that are substantially similar to those of another fund managed by the Fund's Subadviser, the First Eagle Fund N.V. ("First Eagle"). First Eagle is organized in a foreign jurisdiction and offered outside of the United States. ASB has managed First Eagle since its inception in 1967.

Set forth below is information regarding the prior performance of First Eagle, not the performance of the Fund. This information reflects the total returns of First Eagle during the periods indicated. Since First Eagle does not pay dividends or make other distributions to its shareholders, the returns are based upon changes in the value of an investment in First Eagle over given periods. Total return is based on past results and is not an indication of future performance. The performance information is provided in two ways: (1) net of all advisory fees and other expenses, and (2) net of all advisory fees and expenses except for performance fees. The methodology for calculating the performance of First Eagle differs from that required to be employed by mutual funds that are offered in the United States.

Although First Eagle has an investment objective, policies, and strategies that are substantially similar to those of the Fund, First Eagle's shares are sold through different distribution channels, it has a different purchase and redemption cycle (monthly rather than daily), and it has different expenses. In nine of the ten years for which the performance history of First Eagle is provided, the total fees paid by First Eagle exceeded those projected for the Fund. In 1994, the expenses of First Eagle were 1.66%. First Eagle also is not subject to restrictions imposed by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. These differences may adversely affect the performance of the Fund and cause it to differ from the future performance of First Eagle. The Fund's future performance may be greater or less than the performance of First Eagle due to, among other things, differences in the sales charges, expenses, asset sizes and cash flows of the Fund and First Eagle.

Moreover, past performance is no guarantee of future results. You should not interpret First Eagle's historical performance as indicative of its future performance or that of the Fund.

                          Ten Year Performance History
                          ----------------------------

                      First Eagle Fund Classes A, B and C*
                      ------------------------------------

                                        Annual Return          Standard & Poor's
              Annual Return (Net of    (without deducting         500 Index
    Year     all fees and expenses)    performance fee**)       (with dividends)
    ----     ----------------------    ------------------      -----------------

12/31/89            28.82%                  30.91%                  31.65%
12/31/90           -11.72%                 -11.72%                  -3.14%
12/31/91            18.72%                  19.69%                  30.48%
12/31/92            18.66%                  19.62%                   7.64%
12/31/93            23.07%                  24.52%                  10.05%
12/31/94            -0.38%                  -0.38%                   1.27%
12/31/95            30.69%                  32.98%                  37.53%
12/31/96            24.37%                  25.96%                  22.99%
12/31/97            27.84%                  30.93%                  33.35%
12/31/98            38.86%                  43.18%                  28.57%

*Classes A, B and C have the same expense ratio and performance.

**This column shows performance net of all fees and expenses except for performance fees. Prior to 1997, the management fee was 1.60% of net assets. In 1997 and 1998, the management fee was 1.50%. First Eagle Fund also pays a performance fee which differs according to the class of shares. For Classes A, B and C, First Eagle Fund has paid a performance fee in the amount of 10% of the annual capital appreciation of the First Eagle Fund's share price since October 31, 1996. Prior to that date, the performance fee for Classes A, B and C was 10% of the annual capital appreciation above a threshold of 10%.

[FIRST INVESTORS LOGO]



FOCUSED EQUITY FUND

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF  ADDITIONAL  INFORMATION  ("SAI"):  The SAI provides  more detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.

You can get free copies of the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone: 1-800-423-4026

You can review and copy information about the Fund for a fee (including the Fund's Shareholder Manual and SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also send your request and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                               (Investment Company Act File No.:
                                   First Investors Focused Equity Fund 811-6618)



















                                                                         FIFEPRO